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                                                                    EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of EnvironMax.com, Inc. on Form S-1 of our reports dated March 1, 2000, and April 4, 2000, appearing in the Prospectus, which is part of this Registration Statement, and we also consent to the reference to us under the heading "Experts" in such Prospectus.

/s/ DELOITTE & TOUCHE LLP
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Salt Lake City, Utah
April 7, 2000